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                                                                  EXHIBIT 10.68

              HYPOTHEC ON MOVABLE PROPERTY entered into this 14th day of December, 2001

                                                              BETWEEN:

                                               THE BANK OF NOVA SCOTIA, with the
                                               Branch located at 44 King Street
                                               West, Toronto, Ontario, M5H 1H1

                                               (the "Bank")

                                               The Bank's notice of address has
                                               been registered in the Register
                                               of Personal and Movable Real
                                               Rights under the number:
                                               -------------------------------

              AND

                                               PRIMES DE LUXE INC., with its
                                               head office located at 909 Boul.
                                               Pierre-Bertrand, Bureau 100,
                                               Vanier, Quebec, G1M 3R9

                                               (the "Grantor")

              WHO AGREE AS FOLLOWS:

              I   HYPOTHEC

                  1. For good and valid consideration, the Grantor hereby grants
DELETE               to the Bank a hypothec on  and a security  interest in the
INAPPICABLE          following property (the "hypothecated property"), for a sum
DESCRIPTIONS         of Fifty Million Dollars ($50,000,000), with interest at
(REFER LOAN          the nominal rate of   twenty per cent (20%) per annum from
MANUAL)              the date hereof:

                    DESCRIPTION OF THE HYPOTHECATED PROPERTY

                     (a)   All the Grantor's movable property, corporeal and
                           incorporeal, present and future, whenever situated.
SIGNATORIES AND
WITNESSES INITIAL    (b)   All the Grantor's inventory, present and future,
DELETIONS                  wherever situated.

                     (c) All the Grantor's debts, claims and rights of action, present and future, regardless of where the debtors of these debts, claims and rights of action are located.

                     (d) All the Grantor's present and future equipment, machinery, tools and office furniture, wherever situated.

                     (e)   Property described in the Schedule B.

                  2. The following property, to the extent that it is not
                     already included in the property described in paragraph 1 or in Schedule B, is also charged by the hypothec and security interest constituted herein. The expression "hypothecated property" thus also includes the following property:

                     (a) the proceeds of any sale, lese or other disposition of the property described in paragraph 1 or in Schedule B, any debt resulting from such sale, lease or other disposition, as well as any property acquired to replace the hypothecated property (if being understood that this clause

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                           shall not construed so as to permit the Grantor to
                           dispose of the hypothecated property in violation of the provisions hereof);

                     (b) any insurance or expropriation indemnity payable in respect of the hypothecated property;

                     (c) any rights attached to the hypothecated property, as well as the fruits and revenues produced thereby;

                     (d) where the property described in paragraph 1 or in Schedule B includes shares or securities, all shares and securities issued in replacement of these shares or securities;

                     (e) all deeds, documents, registers, invoices and books of account evidencing the hypothecated property or relating thereto.

         II       OBLIGATIONS SECURED

                  This hypothec and security interest are granted to secure:

                     (a) all the obligations of the Grantor to the Bank arising from credit facilities granted by the Bank to Regal Greetings & Gifts Corporation in the amount of Fifty Million Dollars ($50,000,000) as well as from any renewal or replacement of same and all increases or other amendments thereto. The credit facilities have been and will be availed of in the manner agreed upon between the Grantor and the Bank; and

                     (b) all obligations of the Grantor to the Bank arising from one or more guarantees executed in favour of the Bank, as well as from any guarantee(s), renewing, amending or replacing same, whereby the Grantor has guaranteed to and in favour of the Bank the payment and fulfillment of all obligations and indebtedness of Regal Greetings & Gifts Corporation present and future, direct and indirect, up to the amount, if any, specified in the guarantee(s); and

                     (c) all other present and future, direct and indirect, obligations of the Grantor to the Bank.

                  DECLARATIONS
                  The Grantor declares and warrants the following:

                     1. The Grantor owns the hypothecated property free and clear of all rights, hypothecs and security interests other than those which have been disclosed by the Grantor to the Bank in writing.

                     2. The hypothecated property will be kept at the locations in the Province of Quebec, specified in section "A" of the attached Schedule A.

                     3. The hypothecated property which is not situated in the Province of Quebec is described in section "B" of the attached Schedule A.

                     4. The hypothecated property is not intended to be used in more than one province or country, except for the property described in section "C" of the attached Schedule A.

                     5. The Grantor's head office (or his/her domicile, if the Grantor is an individual) is located at the following address:

                           909   Boul. Pierre-Bertrand, Bureau 100, Vanier,
                           Quebec, G1M 3R9

                  IV       COVENANTS

                     1. The Grantor will inform the Bank without delay of any change to the Grantor's name or to the content of the declarations made in Article III.

                     2. The Grantor will pay when due all duties, fees, taxes and charges relating to the hypothecated property, as well as any debt which could rank prior to the

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                           hypothec and security interest constituted herein. On
                           request, the Grantor shall furnish to the Bank evidence that the payments contemplated by this paragraph have been made.

                     3. The Grantor will insure the hypothecated property with an insurer acceptable to the Bank and keep it constantly insured for its full insurable value against damage caused by theft, fire and all other risks that a prudent administrator would insure the property against. The Bank is hereby designated as the beneficiary of the indemnities payable by virtue of these policies and the Grantor shall cause such designation to be inscribed in the policies. The Grantor shall provide the Bank with a copy of each policy and, at least thirty (30) days prior to the expiration or cancellation of a policy, evidence of its renewal or its replacement thereof.

                     4. The Grantor shall do any act and sign all documents necessary for the hypothec and security interest constituted herein to have full effect and be constantly set up against third parties.

                     5. The Grantor shall protect, use and maintain the hypothecated property and exercise its activities in a manner to preserve its value. The Grantor shall conform to the requirements of all laws and regulations applicable to the carrying on of its enterprise and to the holding of the hypothecated property, including environmental laws and regulations.

                     6. The Grantor shall keep all books and accounts that a prudent administrator would keep with respect to the hypothecated property and shall permit the Bank to examine and obtain copies of same.

                     7. The Grantor shall keep the hypothecated property free of all rights, hypothecs and security interests, save those consented to in writing by the Bank.

                     8. The Grantor shall not dispose of the hypothecated property or lease same, unless the Bank consents thereto in writing. However, the Grantor may, if there is no default herein, sell or lease its inventory in the ordinary course of its business.

                     9. The Grantor shall not change the use, purpose or nature of the hypothecated property or remove the hypothecated property from its present location, unless the Bank consents thereto in writing. If the Grantor is a corporation, the Grantor shall not amalgamate or merge with another entity or commence winging-up proceedings, without the written consent of the Bank.

                     10. The Grantor shall furnish to the Bank all information that the Bank could reasonably require with respect to the hypothecated property or to verify if the Grantor is conforming to its covenants and obligations contained herein. The Grantor shall inform the Bank of any fact or event which could adversely affect the value of the hypothecated property or the financial condition of the Grantor.

                     11. The Grantor shall pay all costs related to this hypothec, including the costs incurred to perfect the rights of the Bank herein.

                     12. The Grantor shall reimburse the Bank for all costs and charges incurred by the latter to exercise its rights or to fulfill the obligations of the Grantor, with interest at the prime lending rate of the Bank plus 3% per annum. This hypothec and security interest created herein shall also secure repayment of these costs and charges as well as payment of interest.

                  V  RIGHTS OF THE BANK

                     1. The Bank may from time to time, at the Grantor's expense, inspect the hypothecated property or have it appraised. The Grantor shall permit the Bank to have access to the premises where the hypothecated property is located, as well as to the Grantor's place of business. The Grantor shall also permit the Bank to examine all books of account and documents relating to the hypothecated property and obtain copies thereof.

                     2. The Bank may, without being bound to do so, fulfill any or all the obligations of the Grantor herein.

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                     3.    The Grantor may collect all claims, debts and rights
                           forming part of the hypothecated property as long as the Bank has not withdrawn its authorization to do so. The Grantor shall however remit all sums collected to the Bank unless the Bank authorizes the Grantor to keep such sums. If the Bank withdraws this authorization, it may then collect debts, claims and rights of action. It shall then be entitled to a reasonable commission for this collection, which may be deducted from any sum collected.

                     4. Where the hypothecated property includes shares or securities, the Bank or its nominee may, without being bound to do so, have itself registered as the holder of these shares and securities and exercise any right attached thereto, including any right to vote and any right of conversion or redemption.

                     5. In the event that the Bank has the possession of the hypothecated property, it shall have no obligation to maintain the use for which the hypothecated property is normally destined or to make it productive onto continue its use or operation.

                     6. The Grantor constitutes the Bank its irrevocable attorney, with power of substitution, in order to do any act and to sign any document necessary or useful to the exercise of the rights conferred on the Bank under this deed.

                     7. The rights conferred on the Bank under this article V may be exercised by the Bank before or after default by the Grantor under the terms of this deed.

         VI       DEFAULTS AND RECOURSES

                     1. The Grantor shall be in default in each and every one of the following events:

                           (a) If any or all of the obligations secured under
                               this deed are not paid when due;

                           (b) If any of the declarations made in article III is
                               erroneous;

                           (c) If the Grantor does not fulfill any one of its
                               obligations herein;

                           (d) If the Grantor is in default under any other
                               contract or agreement with the Bank or any other creditor, or under any other hypothec or security agreement affecting the hypothecated property;

                           (e) If the Grantor ceases to carry on its business,
                               becomes insolvent or bankrupt; or

                           (f) If any or all of the hypothecated property is
                               seized or is subject to a legal procedure or a taking of possession by a creditor, a receiver or any other person performing similar functions.

                     2. If the Grantor is in default, the Bank may terminate any obligation it may have to grant credit or make advances to the Grantor and it may also declare due all obligations of the Grantor which are not yet due. If the Grantor is in default, the Bank may also exercise all recourses conferred on it by law and may realize its hypothec and security interest, notably by exercising the hypothecary rights provided in the Civil Code of Quebec.

                     3. In order to realize its hypothec and security interest, the Bank may use, at the expense of the Grantor, the premises where the hypothecated property is situated, as well as any other property of the Grantor. Where the hypothecated property includes debts, claims or rights of action, the Bank may compromise or transact with the debtors of these debts or rights of action and may grant releases and discharges thereto. Where the hypothecated property includes inventory, the Bank may complete the manufacture of such inventory and do all things necessary or useful to its sale.

                  VII GENERAL PROVISIONS

                     1. The prime lending rate of the Bank is a variable per annum reference rate of Interest (as announced and adjusted by the Bank from time to time) for Canadian dollar loans made by the Bank in Canada.

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                     2.    The hypothec and security interest created herein are
                           in addition to and not in substitution for any other hypothec or security held by the Bank.

                     3. This hypothec and security interest are a continuing security and shall continue to exist notwithstanding the payment from time to time, in whole or in part, of any of the obligations secured by this deed.

                     4.    In each of the events provided in paragraph 1 of
                           article VI, the Grantor shall be in default by the mere lapse of time, without the necessity of any notice or demand.

                     5. If several persons are designated as "Grantor", each such person shall be individually and collectively (that is jointly and severally) liable to the Bank for the fulfillment of the obligations provided in this deed.

                     6. Any sum collected by the Bank in the exercise of its rights provided herein or by law may be kept by the Bank, as hypothecated property, or may be applied to the payment of the obligations secured by this deed, whether due or not. The Bank shall have the choice of how any such sum will be applied.

                     7. The exercise by the Bank of any recourse under this deed shall not preclude the Bank from exercising any other recourse provided herein or by law. All the recourses of the Bank are cumulative and not alternative. The non-exercise by the Bank of any of its recourses shall not constitute a renunciation of the exercise of such recourse at a later date. The Bank may exercise its recourses herein without being required to exercise its recourses against the Grantor or against any other person liable for the payment of the obligations secured by this deed or to realize any other security held for the payment of the secured obligations.

                     8. The Bank shall be bound only to exercise reasonable care in the exercise of its rights and fulfillment of its obligations and, in any event, it shall only be liable for its intentional fault or gross negligence.

                     9. The Bank may delegate to another person the exercise of its rights or the accomplishment of its obligations resulting herefrom. In such a case, the Bank may provide to this person any information it may have concerning the Grantor or the hypothecated property.

                     10. The rights conferred on the Bank herein shall benefit any successor of the Bank, including any entity resulting from the amalgamation of the Bank with any other entity.

                     11. If any provision hereof is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair any other provision hereof.

                     12. Any notice to the Grantor may be given at the address indicated below or any other address indicated in writing by the Grantor to the Bank.

                     13. This deed shall be governed and interpreted by the law in force in the Province of Quebec.

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                     14.   The parties hereto have expressly agreed that this
                           deed be executed in the English language. Les parties ont expressement convenu que la presente convention soit redigee en anglais.

SIGNED AT TORONTO, ONTARIO
on the day, month and year firstly above written.

                                               Grantor:  PRIMES DE LUXE INC.


                                        Per:
-------------                                ------------------------------
Witness                                        Authorized Signing Officer

                                               909 Boul. Pierre-Bertrand, Bureau
                                               100, Vanier, Quebec, G1M 3R9


                                               The Bank of Nova Scotia

                                               -----------------------------
                                               Authorized Signing Officer

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SCHEDULE A TO THE HYPOTHEC ON MOVABLE PROPERTY DATED

December 14, 2001
--------------------------------------------------------------

BETWEEN THE BANK OF NOVA SCOTIA AND THE UNDERSIGNED GRANTOR

A - Description and location of hypothecated property in the Province of Quebec:

All locations and all assets of Grantor located in the Province of Quebec.

B - Description and location of the hypothecated property not situated in the Province of Quebec:

All locations and all assets of Grantor in Canada.

C - Description of the hypothecated property intended to be used in more than one province or country:

This schedule forms an integral part of the Hypothec on Movable Property.

                                               PRIMES DE LUXE INC.

                                               Per:
-----------------------------                  -----------------------------
Witness                                        Authorized Signing Officer

-----------------------------                  -----------------------------
Witness                                        Signature


                                               The Bank of Nova Scotia


                                               -----------------------------
                                               Authorized Signing Officer

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SCHEDULE B TO THE HYPOTHEC ON MOVABLE PROPERTY DATED

December 14, 2001
--------------------------------------------------------------

BETWEEN THE BANK OF NOVA SCOTIA AND THE UNDERSIGNED GRANTOR

Description of property for article 1 Hypothec, paragraph 1 (e):

All present and after acquired personal property.


This schedule forms an integral part of the Hypothec on Movable Property.

                                               PRIMES DE LUXE INC.

                                               Per:
-----------------------------------            ------------------------------
Witness                                        Authorized Signing Officer

                                               The Bank of Nova Scotia


                                               ----------------------------
                                               Authorized Signing Officer